MUTUAL RELEASE AGREEMENT

      THIS MUTUAL RELEASE AGREEMENT (the "Agreement") is entered into this 8th day of June, 2006 by and among (A) Rex Energy Royalties Limited Partnership, a Delaware limited partnership ("Rex Royalties"), PennTex Resources, L.P., a Texas limited partnership ("PennTex Resources"), PennTex Resources Illinois, Inc., a Delaware corporation ("PennTex Illinois"), Douglas Oil & Gas Limited Partnership, a Delaware limited partnership ("Douglas O&G"), Douglas Westmoreland Limited Partnership, a Delaware limited partnership ("Douglas Westmoreland"), Midland Exploration Limited Partnership, a Delaware limited partnership ("Midland"), Rex Energy Operating Corp., a Delaware corporation ("Rex Energy"), Rex Energy Wabash, LLC, a Delaware limited liability company ("Rex Wabash"), Lance T. Shaner, an individual residing in the Commonwealth of Pennsylvania ("Shaner"), and Benjamin W. Hulburt, an individual residing in the Commonwealth of Pennsylvania ("Hulburt") (Rex Royalties, PennTex Resources, PennTex Illinois, Douglas O&G, Douglas Westmoreland, Midland, Rex Energy, Rex Wabash, Shaner and Hulburt being sometimes referred to hereinafter individually as a "Seller" and in the aggregate as "Sellers"), (B) Thomas F. Shields, Michael
S. Carlson, Christopher K. Hulburt and Thomas C. Stabley, all individuals residing in the Commonwealth of Pennsylvania (such individuals, together with Shaner and Hulburt, being referred to hereinafter in the aggregate as the "Acquirers"), (C) Baseline Oil & Gas Corp. (formerly known as College Oak Investments, Inc.), a Nevada corporation (the "Buyer" or "Baseline"), and (D) Barrie Damson ("Damson") and Alan Gaines ("Gaines"), both individuals residing in the State of Connecticut. The Sellers and the Acquirers are sometimes referred to hereinafter collectively as the "Shaner Parties." The Buyer, Damson and Gaines are sometimes referred to hereinafter collectively as the "Baseline Parties." Each of the Shaner Parties and each of the Baseline Parties are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

      WHEREAS, the Sellers and the Buyer entered into a Purchase Agreement dated January 16, 2006 (the "Purchase Agreement") wherein the Sellers agreed to sell their assets (and in the case of Shaner and Hulburt their shares in certain entities) to Buyer for the cash and consideration described therein;

      WHEREAS, the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, entered into a Stock Agreement dated January 16, 2006 whereby the parties agreed, among other things, that the Buyer would issue 12,069,250 shares of the Buyer's Common Stock to the Acquirers (the "Acquirers' Shares") and that certain of the Acquirers would purchase additional shares of Buyer's Common Stock simultaneously with the closing of the transactions contemplated by the Purchase Agreement;

      WHEREAS, the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, entered into an Amendment to the Stock Agreement dated March 10, 2006 (the Stock Agreement dated January 16, 2006, as amended by the Amendment to the Stock Agreement dated March 10, 2006, is hereinafter referred to as the "Stock Agreement");

      WHEREAS, the Sellers and the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, are executing and delivering concurrently herewith a Mutual Termination Agreement that terminates the Purchase Agreement and the Stock Agreement and all obligations of the Parties thereunder (the "Mutual Termination Agreement") and a Mutual Non-Disparagement Agreement (the "Mutual Non-Disparagement Agreement"); and

      WHEREAS, the Parties to this Agreement desire to provide releases, and in some instances, indemnification, under the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and the receipt of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

      1. Definitions.

            (a) "Claims" means all existing, known and unknown claims, demands and causes of action, pending or threatened, and asserted or unasserted, of any of the Baseline Parties against any of the Shaner Parties or of any of the Shaner Parties against any of the Baseline Parties for all existing, known and unknown damages, injuries and remedies that arise or could arise out of or in connection with the Controversies. Under this definition, the "Claims" includes, but is not limited to, all claims, demands, lawsuits, debts, accounts, covenants, agreements, actions, cross-actions, liabilities, obligations, losses, costs, expenses, remedies and causes of action of any nature, whether in contract or in tort, or based upon fraud or misrepresentation, breach of duty or common law, or arising under or by virtue of any judicial decision, statute or regulation, for past, present, known and unknown injuries, property or economic damage, and all other losses and damages of any kind, including but not limited to the following: all actual damages; all exemplary and punitive damages; all penalties of any kind, including without limitation any tax liabilities or penalties; damage to business reputation; lost profits or good will; consequential damages; damages ensuing from loss of credit; and prejudgment and postjudgment interest, costs and attorney's fees. This definition further includes, but is not limited to, all elements of damages, all remedies, and all claims, demands, and causes of action that are now recognized by law or that may be created or recognized in the future in any manner, including, without limitation, by statute, regulation or judicial decision, including, without limitation, by virtue of any statute prohibiting deceptive trade practices.

            (b) "Consideration" means and consists of the following:

                  (i) The execution, delivery and performance of the Mutual Termination Agreement;

                  (ii) The execution, delivery and performance of the Mutual Non-Disparagement Agreement, a copy of which is attached as Exhibit B to the Mutual Termination Agreement; and

                  (iii) The bargained-for exchange by the Parties of the promises, agreements, and representations set forth in this Mutual Release Agreement.

            (c) "Controversies" means all disputes, differences, claims and controversies between any of the Shaner Parties and any of the Baseline Parties that have arisen or been asserted or that might have arisen or been asserted by reason of or in connection with any action or omission or any alleged action or omission or any fact or circumstance or alleged fact or circumstance occurring or existing or alleged or that might have been alleged to have occurred or existed at any time or times prior to the date of this Mutual Release Agreement, including, but not limited to, the following:

                  (i) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to the business or activities of any of the Shaner Parties or any of the Baseline Parties;

                  (ii) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of any of the Shaner Parties or any of the Baseline Parties arising out of or in connection with or in any way relating to the negotiation, execution or performance of the Purchase Agreement or any of the transactions contemplated by the Purchase Agreement;

                  (iii) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of the Shaner Parties or the Baseline Parties arising out of or in connection with or in any way relating to the efforts of the Buyer under the Purchase Agreement to secure the Financing Amount that was contemplated under the Purchase Agreement;

                  (iv) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of any of the Shaner Parties or any of the Baseline Parties arising out of or in connection with or in any way relating to the negotiation, execution or performance of the Stock Agreement or any of the transactions contemplated by the Stock Agreement; and

                  (v) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of any of the Shaner Parties or any of the Baseline Parties arising out of or in connection with or in any way relating to the negotiation, execution or performance of the Team Energy Letter Of Intent or any of the transactions contemplated by the Team Energy Letter Of Intent.

            (d) "Team Energy Letter Of Intent" means that certain letter of intent dated April 5, 2006, by and between Rex Energy Operating Corp. and Team Energy, LLC.

      2. Releases.

            (a) Subject to Sections 3(a) and 3(b) below, for the Consideration, the Shaner Parties release, acquit and forever discharge the Baseline Parties and their agents, employees, attorneys, officers, directors, shareholders and partners from the Claims.

            (b) Subject to Sections 3(a) and 3(b) below, for the Consideration, the Baseline Parties release, acquit and forever discharge the Shaner Parties and their agents, employees, attorneys, officers, directors, shareholders and partners from the Claims.

            (c) By signing this Mutual Release Agreement, each of the Parties acknowledges the receipt and sufficiency of the Consideration. The exchange of the Consideration is not an admission of liability and may not be so construed. The Parties vigorously deny any liability to each other and acknowledge the highly disputed nature of each of the Parties' claims. The Parties each acknowledge that this Mutual Release Agreement is made as a compromise to avoid further expense and to terminate for all time the Controversies.

            (d) Notwithstanding any contrary provision elsewhere contained herein, this Mutual Release Agreement does not release the right of any Party to enforce and require performance of the agreements of any other Party under this Mutual Release Agreement, the Mutual Termination Agreement or the Mutual Non-Disparagement Agreement.

      3. Nonrelease Of Certain Claims, Causes Of Action, And Rights And Obligations.

            (a) Notwithstanding anything herein to the contrary, this Mutual Release Agreement shall not operate as a release by either the Shaner Parties or the Baseline Parties of any claims, causes of action or rights or obligations that are in any way related to the formation or operation of New Albany-Indiana, LLC or to the Aurora Purchase Agreement dated as of November 15, 2005, by and between New Albany - Indiana, LLC and Aurora Energy, Ltd.

            (b) Notwithstanding anything herein to the contrary, this Mutual Release Agreement shall not act to release or in any way act to diminish the rights and obligations of the Parties relating to indemnification as provided for under the terms and conditions of Section 4 of this Mutual Release Agreement.

      4. Indemnification.

            (a) Baseline shall jointly and severally indemnify and hold harmless each of the Shaner Parties, and each person who controls the Shaner Parties within the meaning of either the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) Baseline's "Closing Placements" as defined in the Purchase Agreement, or Baseline's efforts to raise the "Financing Amount" as contemplated in the Purchase Agreement, (ii) any offering and sale of securities made by Baseline (other than the offer and sale of shares of common stock of Baseline issued to certain of the Shaner Parties pursuant to the Stock Agreement, or options to buy the common stock of Baseline issued to certain of the Shaner Parties in December 2005 pursuant to Baseline's acquisition of an interest in New Albany-Indiana
LLC), (iii) any untrue statement or alleged untrue statement of a material fact, whether oral or in writing (including statements contained in (a) any private therewith, (ii) any filings made by Baseline with the Securities and Exchange Commission under the Exchange Act since November 25, 2005, and (b) any other written materials, and (in any and all amendments thereof or supplements thereto), stated, used or provided by or on behalf of Baseline or any of its agents in connection with any offerings of securities described in sub-clause
(i) or sub-clause (ii) above, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Baseline may otherwise have.

            (b) In the event that the indemnity provided in Section 4(a) is unavailable to or insufficient to hold harmless an indemnified party for any reason, Baseline agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which one or more of the Shaner Parties may be subject in such proportion as is appropriate to reflect the relative benefits received by Baseline on the one hand and by the Shaner Parties on the other from any offering of securities made by or on behalf of Baseline as referred to in Section 4(a)(ii) hereof. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Baseline shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Baseline in connection with any statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by Baseline shall be deemed to be equal to the total net proceeds from the offerings of securities (before deducting expenses) received by them, and benefits received by the Shaner Parties shall be deemed to be equal to the value of the stock options to purchase shares of stock of Baseline retained by certain of the Shaner Parties. Relative fault shall be determined by reference to, among other things, any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relating to information provided by Baseline, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Baseline and the Shaner Parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take into account the equitable considerations referred to above. For purposes of this Section 4(b), each person who controls one of the Shaner Parties within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, member, employee and agent of one of the Shaner Parties, shall have the same rights to contribution as one of the Shaner Parties, subject in each case to the applicable terms and conditions of this Section 4(b).

      5. Representations And Warranties.

            (a) For the Consideration, and as a material inducement for the execution of this Mutual Release Agreement by the other Parties hereto, the Shaner Parties represent and warrant the following to the Baseline Parties:

                  (i) Each of the Shaner Parties is correctly described in this Agreement;

                  (ii) The Shaner Parties recognize that the recitations contained in this Section 5(a) are contractual and not mere recitals;

                  (iii) Each signatory to this Agreement for and on behalf of any of the Shaner Parties is fully authorized and legally competent to execute this Agreement and is a duly authorized representative of such Shaner Party;

                  (iv) The Shaner Parties own outright and without any encumbrance any and all Claims, rights and/or interests that they purport to release herein, and have not assigned, pledged or in any other manner sold or transferred any right, title, interest or Claim that arises out of the Controversies;

                  (v) This Agreement is fully and forever binding on the Shaner Parties and their legal representatives, heirs, successors and assigns;

                  (vi) Before executing this Agreement, the Shaner Parties became fully informed of the terms, contents, conditions and legal effect of this Agreement;

                  (vii) Before executing this Agreement, each signatory for any of the Shaner Parties fully informed himself and the officers and directors of such Shaner Party of the terms, contents, conditions and legal effect of this Agreement;

                  (viii) In entering into this Agreement, the Shaner Parties have had the benefit of the advice of lawyers of their own choosing, and the Shaner Parties enter this Agreement freely, by the Shaner Parties' own choice and judgment, and without duress or other influence;

                  (ix) In entering into this Agreement, no promise or statement or representation of any kind, other than as may be expressly stated in this Agreement, or in the Mutual Termination Agreement or the Mutual
Non-Disparagement Agreement, has been made to any of the Shaner Parties by anyone acting for any of the other Parties to this Agreement;

                  (x) In entering into this Agreement, none of the Shaner Parties is relying upon any promise or statement or representation of any kind that is not expressly stated in this Agreement, or the Mutual Termination Agreement or the Mutual Non-Disparagement Agreement, that has been made to any of the Shaner Parties by anyone acting for any of the other Parties to this Agreement, and each of the Shaner Parties is entering into this Agreement relying on his or its own judgment after having had an opportunity to investigate and having obtained all information desired by him or it regarding all material facts and after having had the benefit of being represented by legal counsel of his or its own choosing; and

                  (xi) The Shaner Parties understand that this Agreement is a full, final and complete release of the Baseline Parties from the Claims, and that the Consideration is the only benefit that the Shaner Parties shall ever receive from the Baseline Parties as a result of or in connection with the Controversies.

            (b) For the Consideration, and as a material inducement for the execution of this Mutual Release Agreement by the other Parties hereto, the Baseline Parties represent and warrant the following to the Shaner Parties:

                  (i) Each of the Baseline Parties is correctly described in this Agreement;

                  (ii) The Baseline Parties recognize that the recitations contained in this Section 5(b) are contractual and not mere recitals;

                  (iii) Each signatory to this Agreement for and on behalf of any of the Baseline Parties is fully authorized and legally competent to execute this Agreement and is a duly authorized representative of such Baseline Party;

                  (iv) The Baseline Parties own outright and without any encumbrance any and all Claims, rights and/or interests that they purport to release herein, and have not assigned, pledged or in any other manner sold or transferred any right, title, interest or Claim that arises out of the Controversies;

                  (v) This Agreement is fully and forever binding on the Baseline Parties and their legal representatives, heirs, successors and assigns;

                  (vi) Before executing this Agreement, the Baseline Parties became fully informed of the terms, contents, conditions and legal effect of this Agreement;

                  (vii) Before executing this Agreement, each signatory for any of the Baseline Parties fully informed himself and the officers and directors of such Baseline Party of the terms, contents, conditions and legal effect of this Agreement;

                  (viii) In entering into this Agreement, the Baseline Parties have had the benefit of the advice of lawyers of their own choosing, and the Baseline Parties enter this Agreement freely, by the Baseline Parties' own choice and judgment, and without duress or other influence;

                  (ix) In entering into this Agreement, no promise or statement or representation of any kind, other than as may be expressly stated in this Agreement, or the Mutual Termination Agreement or the Mutual Non-Disparagement Agreement, has been made to any of the Baseline Parties by anyone acting for any of the other Parties to this Agreement;

                  (x) In entering into this Agreement, none of the Baseline Parties is relying upon any promise or statement or representation of any kind that is not expressly stated in this Agreement, or the Mutual Termination Agreement or the Mutual Non-Disparagement Agreement, that has been made to any of the Baseline Parties by anyone acting for any of the other Parties to this Agreement, and each of the Baseline Parties is entering into this Agreement relying on his or its own judgment after having had an opportunity to investigate and having obtained all information desired by him or it regarding all material facts and after having had the benefit of being represented by legal counsel of his or its own choosing; and

                  (xi) The Baseline Parties understand that this Agreement is a full, final and complete release of the Shaner Parties from the Claims, and that the Consideration is the only benefit that the Baseline Parties shall ever receive from the Shaner Parties as a result of or in connection with the Controversies.

      6. Miscellaneous.

            (a) This Agreement, together with the Mutual Termination Agreement and the Mutual Non-Disparagement Agreement, constitute the entire agreement between and among the Parties regarding the subject matters covered therein and supersede all prior agreements or understandings, whether written or oral, between or among any of the Parties regarding those matters.

            (b) This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

            (c) Each of the parties to this Agreement hereby (1) consents to the jurisdiction of any United States District Court for the Western District of Pennsylvania or, if such court does not have jurisdiction over such matter, the Court of Common Pleas of the Commonwealth of Pennsylvania of Centre County and
(2) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each party accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum nonconveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

            (d) No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all Parties to this Agreement. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (e) Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (f) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. All references in this Agreement to a "Section," "subsection," "Exhibit" or "Schedule" shall be to a Section, subsection, Exhibit or Schedule of this Agreement, as the case may be, unless the context requires otherwise. Unless the context otherwise requires, the words "this Agreement," "hereof," "hereunder," "herein," "hereby," or words of similar import shall refer to this Agreement as a whole and not to a particular Section, subsection, clause or other subdivision hereof. Whenever the context requires, the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural.

            (g) This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            (h) This Agreement is being executed in multiple counterparts, and each counterpart that is executed by any Party shall be deemed an original, with all such counterparts to constitute one Agreement. It shall not be necessary that any single counterpart hereof be executed by all the Parties, and this Agreement shall be and become effective when each Party has executed some counterpart hereof, whether the same or different than any counterpart executed by any other Party or Parties.

            (i) The Parties agree and stipulate that this Agreement is not intended by them, nor is it to be interpreted in any way as an admission of any liability, fault, or responsibility by any Party, and each of the Parties expressly deny any and all such alleged liability, fault, or responsibility.

                              [Signatures Follow.]

      IN WITNESS WHEREOF, the Parties hereto have executed this Mutual Release Agreement as of the date first above written.

BUYER:

BASELINE OIL & GAS CORP.


By: /s/ Barrie Damson
    ---------------------
Name:  Barrie Damson
Title: Chairman & Chief Executive Officer


BARRIE DAMSON


/s/ Barrie Damsin
-------------------------
Barrie Damson


ALAN GAINES


/s/ Alan Gaines
-------------------------
Alan Gaines

SELLERS:

REX ENERGY ROYALTIES LIMITED PARTNERSHIP

By: Douglas Oil & Gas Limited Partnership, its general partner

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


PENNTEX RESOURCES, L.P.

By: Penn Tex Energy, Inc., its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman

PENNTEX RESOURCES ILLINOIS, INC.

By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


DOUGLAS OIL & GAS LIMITED PARTNERSHIP

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


DOUGLAS WESTMORELAND LIMITED PARTNERSHIP

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman

MIDLAND EXPLORATION LIMITED PARTNERSHIP


By: Douglas Oil & Gas Limited Partnership, its general partner

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


REX ENERGY OPERATING CORP.


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


REX ENERGY WABASH, LLC


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


LANCE T. SHANER


/s/ Lance T. Shaner
-------------------------
Lance T. Shaner


BENJAMIN W. HULBURT


/s/ Benjamin W. Hulburt
-------------------------
Benjamin W. Hulburt

ACQUIRERS:

LANCE T. SHANER


/s/ Lance T. Shaner
-------------------------
Lance T. Shaner


BENJAMIN W. HULBURT


/s/ Benjamin W. Hulburt
-------------------------
Benjamin W. Hulburt


THOMAS F. SHIELDS


/s/ Thomas F. Shields
-------------------------
Thomas F. Shields


MICHAEL S. CARLSON

/s/ Michael S. Carlson
-------------------------
Michael S. Carlson


CHRISTOPHER K. HULBURT


/s/ Christopher K. Hulburt
-------------------------
Christopher K. Hulburt


THOMAS C. STABLEY


/s/ Thomas C. Stabley
-------------------------
Thomas C. Stabley

STATE OF NEW YORK                   ss.
                                    ss.
COUNTY OF NEW YORK_____________     ss.

      This instrument was acknowledged before me on June 8, 2006, by BARRIE DAMSON, Chairman of Baseline Oil & Gas Corp., a corporation, on behalf of said corporation.


                                                      /s/ Joseph Johnson
                                                --------------------------------
(SEAL)                                          Notary Public, State of New York

STATE OF NEW YORK                   ss.
                                    ss.
COUNTY OF NEW YORK_____________     ss.

      This instrument was acknowledged before me on June 8, 2006, by BARRIE DAMSON.


                                                      /s/ Joseph Johnson
                                                --------------------------------
(SEAL)                                          Notary Public, State of New York

STATE OF NEW YORK                   ss.
                                    ss.
COUNTY OF NEW YORK_____________     ss.

      This instrument was acknowledged before me on June 8, 2006, by ALAN
GAINES.


                                                      /s/ Joseph Johnson
                                                --------------------------------
(SEAL)                                          Notary Public, State of New York

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Rex Energy LLC, a limited liability company, on behalf of said company as the general partner of Douglas Oil & Gas Limited Partnership, acting as the general partner of Rex Energy Royalties Limited Partnership.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Penn Tex Energy, Inc., a corporation, on behalf of said corporation acting as the general partner of PennTex Resources, L.P.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of PennTex Resources Illinois, Inc., a corporation, on behalf of said corporation.

                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Rex Energy LLC, a limited liability company, on behalf of said company acting as the general partner of Douglas Oil & Gas Limited Partnership.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Rex Energy LLC, a limited liability company, on behalf of said company acting as the general partner of Douglas Westmoreland Limited Partnership.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Rex Energy LLC, a limited liability company, on behalf of said company as the general partner of Douglas Oil & Gas Limited Partnership, acting as the general partner of Midland Exploration Limited Partnership.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Rex Energy Operating Corp., a corporation, on behalf of said corporation.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER, Chairman of Rex Energy Wabash, LLC, a limited liability company, on behalf of said company.


                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by LANCE T. SHANER.

                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June 7th, 2006, by BENJAMIN
W. HULBURT.

                                     /s/ Theresa M. Corle
                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June _____, 2006, by THOMAS
F. SHIELDS.


                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June _____, 2006, by MICHAEL
S. CARLSON.


                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
                                    ss.

      This instrument was acknowledged before me on June _____, 2006, by CHRISTOPHER K. HULBURT.



                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania

THE COMMONWEALTH OF PENNSYLVANIA    ss.
                                    ss.
COUNTY OF CENTRE                    ss.

      This instrument was acknowledged before me on June _____, 2006, by THOMAS
C. STABLEY.



                                     -------------------------------------------
(SEAL)                               Notary Public, Commonwealth of Pennsylvania